UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RWT	New York Stock Exchange
10% Series A Fixed-Rate Reset Cumulative Redeemable Preferred Stock, par value $0.01 per share	RWT PRA	New York Stock Exchange

Item 7.01.	Regulation FD Disclosure.

On August 15, 2023, Redwood Trust, Inc. (the “Company”) reported that its Chief Executive Officer, Christopher Abate, and President, Dashiell Robinson, will be participating in an event moderated by Keefe, Bruyette & Woods on Tuesday, August 15, 2023 to discuss opportunities in residential mortgage banking. As part of this event, the Company’s management intends to provide a brief operational update on third quarter 2023 activity (through August 11, 2023) for its Residential Mortgage Banking segment, including the following highlights:

•	Quarter to date residential jumbo loan lock volume of approximately $700 million, exceeding lock volume for the full second quarter by approximately 25%
•	Successfully priced SEMT 2023-3 securitization, backed by $338 million of residential jumbo loans, in early August 2023

“We have continued to make significant progress in our Residential Mortgage Banking segment since our last update a few weeks ago,” said Christopher Abate, Chief Executive Officer of Redwood. “Halfway through the third quarter, we have already surpassed our full second quarter lock volumes by approximately 25%. Our network of banking partners continues to grow, and we are moving new partners through our onboarding process and towards the phase of selling Redwood their jumbo loan production. Approximately 50% of our lock volume to date in the third quarter is with bank loan sellers, a percentage that is growing steadily and reinforcing the opportunity we see with depositories in these very early stages.”

The information contained in this Item 7.01 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 15, 2023	REDWOOD TRUST, INC.

	By:	/s/ Brooke E. Carillo
		Name:	Brooke E. Carillo
		Title:	Chief Financial Officer